Arbitral Award Enforcement and Collection: (Details Text) $ in Millions	Jun. 30, 2016 USD ($)
Arbitral Award Enforcement and Collection: [Abstract]
Damages award	$ 713.0
Interest award	22.3
Legal costs award	5.0
Total award	$ 740.3
Post award interest rate - Libor plus	2.00%
Bonus percentage of first two hundred million collected	1.00%
Bonus percentage thereafter	5.00%
Maximum amount of proceeds noteholders entitled to	5.468%